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                SECURITIES AND EXCHANGE COMMISSION
                     Washington, D.C.  20549

                            FORM 8-K
                         CURRENT REPORT
             PURSUANT TO SECTION 13 OR 15(d) OF THE
                SECURITIES EXCHANGE ACT OF 1934


                      September 19, 1999
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        Date of Report (Date of earliest event reported)



                      SEDONA CORPORATION
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     (Exact name of registrant as specified in its charter)



  Pennsylvania             333-71457              95-4091769
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(State or other            (Commission           (IRS Employer
jurisdiction of             File No.)           Identification
Incorporation                                          No.)


                       649 North Lewis Road
                Limerick, Pennsylvania      19468
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(Address of principal executive offices)            (Zip Code)


       Registrant's telephone number, including area code:
                           610-495-3003
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                          Not applicable
  ------------------------------------------------------------
  Former name or former address, if changed since last report)

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
ITEM 2.   ACQUISITION OR DISPOSITION OF ASSETS.

     During July 1999, the Board of Directors of the Registrant decided to sell the Company's Tangent Imaging Systems unit ("Tangent"). Pursuant to an Asset Purchase Agreement dated September 17, 1999, the Registrant agreed to sell substantially all of the assets of Tangent to Colortrac, Inc., a Maryland Corporation ("Colortrac").

     As a result of this transaction, as well as the sale of its Technology Resource Centers ("TRC") assets in the third quarter, substantially all of the Registrant's hardware-based imaging and scanner operations, as well as conversion services operations, which together constituted substantially all of the Registrant's revenue generating operations have been sold. These transactions will enable the Registrant to focus its resources on the development of its Internet-based business intelligence software according to its core growth strategy. Further, it is estimated that a charge for losses and reserves relating to the Tangent sale of $764,000 will be included in reporting for the third quarter of 1999.

     The purchase price for the soldassets included a cash payment to the Registrant of $105,000 and assumption of certain liabilities related principally to the service and warranty contracts assigned by the Registrant to Colortrac.
In addition, the Registrant may receive certain other payments for consigned inventory and royalties in the future and will recognize such payments when realization is assured.

     Pursuant to the Asset Purchase Agreement, the Registrant has agreed for three years not to compete with Colortrac in providing scanning and imaging hardware and software in the same geographic region it now services. In addition, the Registrant has agreed to provide Colortrac with certain employees to assist in the sale and servicing of Tangent products until December 31, 1999.

     The Registrant issued press releases which are attached hereto as Exhibits 99.1, 99.2 and 99.3, respectively, regarding the disposition of Tangent.

ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS.

        (a)       Financial Statements-None
        (b)       Pro Forma Financial Information*
        (c)       Exhibits. See Exhibit Index.


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                         EXHIBIT INDEX

     The following exhibits are filed as part of this Current
Report on Form 8-K:

Exhibit
  No.
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  2      Asset Purchase Agreement between Colortrac, Inc. and
          Sedona Corporation, dated September 17, 1999.

99.1     Press Release dated July 16, 1999.

99.2     Press Release dated September 2, 1999.

99.3     Press Release dated September 20, 1999.



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     *    It is impracticable at this time for the Company to
     provide the required pro forma financial information with respect to the disposition of assets described under Item 2 above. The Company will file such information by amendment to this Current Report on Form 8-K as soon as practicable after the date hereof, but in any event within 60 days.

                           SIGNATURES

     Pursuant to the requirements of the Securities Exchange
Act of 1934, as amended, the Registrant has duly caused this Report to be signed on its behalf by the undersigned thereunto duly authorized.

                           SEDONA CORPORATION

Dated: October 5, 1999     By: /s/ MARCO EMRICH
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                               Marco Emrich
                               President and Chief Executive
                               Officer

Dated:  October 5, 1999    By: /s/ WILLIAM K. WILLIAMS
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                              William K. Williams
                              Vice President and Chief
                              Financial and Accounting Officer